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                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES
                              7 World Trade Center
                            New York, New York 10048
                                 (800) SALOMON
                                 (800) 725-6666

                       SUPPLEMENT DATED DECEMBER 16, 1997
                       TO PROSPECTUS DATED APRIL 29, 1997


At a Meeting of the Board of Directors of the Salomon Brothers Institutional Series Funds Inc duly held on December 16, 1997, the Directors voted to amend the following two non-fundamental investment policies of the Salomon Brothers Institutional Emerging Markets Debt Fund (the "Fund"): (i) to reduce the minimum amount of total assets which the Fund must invest in emerging market country debt securities from 80% to 65%; and (ii) to increase from 20% to 35% the maximum amount of the Fund's total assets which may be invested in cash and/or U.S. dollar denominated debt securities. Accordingly, all references in the Fund's current Prospectus referring to "at least 80% of total assets" in debt securities of government, government related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers, should hereby be read as "at least 65% of total assets" in such issuers, and all references in the Prospectus to "up to 20% of total assets" in cash and/or U.S. dollar denominated debt securities should hereby be read as "up to 35% of total assets" in such securities.

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The following information supplements and should be read in conjunction with the caption "Investment Manager" and the caption "Distributor" under the heading of the current Prospectus for Salomon Brothers Institutional Investment Series (the "Institutional Series") entitled "Management:"


     "On November 28, 1997, Salomon Inc ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM"), Salomon Brothers Asset Management Asia Pacific Limited (SBAM AP"), and Salomon Brothers Inc ("Salomon Brothers"), the Institutional Series Funds' distributor, merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ("Travelers"), to form a new company called Salomon Smith Barney Holdings Inc. (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM, SBAM AP and Salomon Brothers, which continue to serve as the investment adviser, subadvisers and distributor, respectively, to the Institutional Series. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

     Under certain interpretations, the Transaction might be deemed to create an "assignment," as defined in the Investment Company Act of 1940, as amended, of:
(i) the Management Contracts with SBAM; (ii) the Subadvisory Agreements between SBAM and SBAM AP, with regard to certain of the Funds; and (iii) the Distribution Agreements with Salomon Brothers, which, if so interpreted, would have resulted in the termination of such contracts and agreements. Accordingly, the Board approved new management contracts, subadvisory agreements and distribution agreements for the Funds identical in all material respects to the existing contracts and agreements, which became effective on November 28, 1997. The new management and subadvisory agreements will be presented to stockholders for approval at Special Meetings of Stockholders scheduled to be held on January 14, 1998."



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